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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

PRODUCTS AND SERVICES AGREEMENT NO. AIR-12-001

between

Aireon LLC

(“Aireon”)

and

Harris Corporation

Government Communications Systems Division

(“Contractor”)

for

Automatic Dependent Surveillance-Broadcast (ADS-B)

Payload Development

This Agreement and the information contained herein is proprietary to Aireon LLC and its Affiliate and shall not be published or disclosed to any third party except as permitted by the terms and conditions of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Table of Contents

PREAMBLE			6
PURPOSE			6
ARTICLE 1 - DEFINITIONS			6
ARTICLE 2 - TERM			11
ARTICLE 3 - SCOPE OF AGREEMENT			11
3.1		Agreement Content and Order of Precedence	11
	3.1.1	Content	11
	3.1.2	Order of Precedence	12
3.2		Scope	12
	3.2.1	Products, Software and Services	12
3.3		Associate Contractors, Cooperation	13
3.4		Contractor Personnel	13
3.5		Aireon Customer Furnished Items (CFI)	13
ARTICLE 4 - PURCHASE OF OPTIONAL PRODUCTS AND SERVICES			14
4.1		Purchase of Optional [***] and [***]	14
4.2		Option for [***]	14
ARTICLE 5 – PRICES AND TAXES			14
5.1		Firm Fixed Price	14
5.2		Time and Material Price	15
5.3		Taxes	15
ARTICLE 6 – DELIVERABLES AND SHIPPING TERMS			16
6.1		Deliverables and Performance Milestones	16
6.2		Shipment Terms	16
6.3		Payload Packaging, Shipment and Storage Plan	16
ARTICLE 7 - PAYMENTS AND INVOICES			17
7.1		Timing of Payments	17
	7.1.1	General	17
	7.1.2	Milestone Payments	17
	7.1.3	Time and Material Payments and Funding	17
	7.1.4	Early Completion of Milestones	18
7.2		No Waiver	18
7.3		Terms of Payment	18
7.4		Invoicing Instructions	18
7.5		Disputed Amounts	18
7.6		Failure to Pay	19
7.7		Payment in Iridium Services	19
ARTICLE 8 – PAYLOAD PRE-INTEGRATION AND SHIP READINESS REVIEW AND DELIVERY			20
8.1		Payload Pre-Integration and Ship Readiness Review (PPSRR)	20
	8.1.1	Contractor to Conduct a Review of each Payload Prior to Shipment	20
	8.1.2	Time, Place and Notice of PPSRR	20
	8.1.3	Conduct and Purpose of PPSRR	20
	8.1.4	Waivers and Deviations	20
	8.1.5	PPSR Inspection	21
	8.1.6	PPSR Results	21
	8.1.7	Inspection Costs Borne by Aireon	21

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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	8.1.8	Correction of Deficiencies after PPSRR	21
ARTICLE 9 – ACCEPTANCE			22
9.1		Acceptance of Products and/or Work	22
9.2		Acceptance of Payload	22
9.3		Acceptance of Services	22
9.4		Acceptance of Documentation	22
9.5		Inspection Not Acceptance	23
9.6		Non-Release of Warranty Obligations Upon Acceptance	23
9.7		Aireon Recommendations	23
ARTICLE 10 – TRANSFER OF TITLE AND RISK OF LOSS			23
10.1		Payload	23
10.2		Deliverables Other Than the Payload	23
ARTICLE 11 - GENERAL WARRANTIES AND REPRESENTATIONS			24
11.1		Products and Services Warranty	24
11.2		Defects and Nonconforming Remedies	24
11.3		Payload Defects and Anomalies	24
	11.3.1	Notification	24
	11.3.2	Investigate and Correct	24
	11.3.3	Warranty Exclusions	25
11.4		Other Agreements	25
11.5		Software Warranty	25
11.6		Title	25
11.7		Intellectual Property Warranty	26
ARTICLE 12 - FACILITIES ACCESS AND INSURANCE			26
12.1		General Facilities Access	26
12.2		Site Access	26
12.3		Access to Work in Process	26
12.4		Residency	27
12.5		Insurance	27
12.6		Contractor Insurance Support	27
12.7		Contractor Claims Support	28
ARTICLE 13 - INTELLECTUAL PROPERTY			28
13.1		Proprietary Information	28
	13.1.1	Transmittal of Proprietary Information	28
	13.1.2	Use of Proprietary Information	28
	13.1.3	Protection of Proprietary Information	29
	13.1.4	Return of Proprietary Information	29
	13.1.5	Confidentiality Exceptions	29
	13.1.6	Disclosure to a Court	29
13.2		Intellectual Property Rights	30
	13.2.1.	Background Intellectual Property	30
	13.2.2	Foreground IP ([***] Ownership and License)	30
	13.2.3	Additional Assistance to [***]	31
	13.2.4	Waiver of [***]	31
	13.2.5	Alternative Grant of [***]	31
13.3		Indemnification	31
ARTICLE 14 – CHANGES			32
14.1		Change Orders	32
14.2		Equitable Adjustments	32

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ARTICLE 15 - STOP WORK ORDER			33
15.1		Stop Work Order Notice	33
15.2		Period of Stopped Work	33
15.3		Equitable Stopped Work Compensation	33
ARTICLE 16 - LAWS AND REGULATIONS COMPLIANCE			33
16.1		General	33
16.2		Export and Other Regulations	34
	16.2.1	Compliance with Laws	34
	16.2.2	Export Approvals	34
	16.2.3	Effects of Approvals	34
	16.2.4	Required Permits	35
	16.2.5	Corrupt Practices	35
	16.2.6	Boycott	35
16.3		Inter-Party Waiver of Liability	35
	16.3.1	Launch Services Agreement Inter-Party Waiver	35
	16.3.2	Indemnity Related to the Inter-Party Waiver of Liability	35
16.4		Type and Government Approvals	36
16.5		Support Efforts	36
ARTICLE 17 – TERMINATION			37
17.1		Termination of the Agreement	37
	17.1.1	Termination for Default	37
	17.1.2	Termination for [***]	37
17.2		Consequences of Default Termination	37
	17.2.1	Termination by Aireon for default of the Contractor	37
	17.2.2	Termination for Bankruptcy	38
17.3		Disposition of Work	38
ARTICLE 18 – GROUND STORAGE			39
18.1		Storage.	39
18.2		Title and Risk of Loss	39
18.3		Notification of Intention to Launch a Previously Stored Payload	39
ARTICLE 19 - FORCE MAJEURE			39
ARTICLE 20 - DISPUTES RESOLUTION			40
20.1		Escalation	40
20.2		Resolution by a Court of Law	40
20.3		Continuing Performance	40
20.4		Injunctive Relief	40
ARTICLE 21 - GOVERNING LAW			40
21.1		Governing Law	40
ARTICLE 22 - LIMITATION OF LIABILITY			41
22.1		Disclaimer	41
22.2		Limitation of Liability	41
22.3 Indemnification			41
ARTICLE 23 - AUTHORIZED REPRESENTATIVES AND NOTICES			41
23.1		Authorized Representatives	41
23.2		Notices	42
ARTICLE 24 – ASSIGNMENT			42
24.1		Assignment Generally	42
24.2		Assignment to Affiliates	43
24.3		Assignment Due to Merger, Acquisition or Transfer of Assets	43

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ARTICLE 25 - GENERAL PROVISIONS			43
25.1		Entire Agreement	43
25.2		Amendments	43
25.3		Severability	43
25.4		Interpretation	44
25.5		Relationship of the Parties	44
25.6		Independent Contractors	44
25.7		Release of Information	44
	25.7.1	Written Approval	44
	25.7.2	Pre-Approval	44
25.8		Waiver, Amendment or Modification	45
25.9		Survival	45
25.10		Independent Audit Rights and Procedures	45
25.11		Parties Advised by Counsel	45
EXHIBIT A – STATEMENT OF WORK			47
EXHIBIT B – PERFORMANCE SPECIFICATIONS			48
EXHIBIT C – MILESTONE PAYMENT PLAN			49
EXHIBIT D - COMPLETION CERTIFICATION			50
EXHIBIT E – TERMINATION LIABILITY SCHEDULE			51
EXHIBIT F - CONTRACT BACKGROUND INTELLECTUAL PROPERTY SUBJECT TO CONTRACT ARTICLE 13 INTELLECTUAL PROPERTY			52
EXHIBIT G – TIME AND MATERIAL RATE TABLE			53
EXHIBIT H – SAMPLE TASK ORDER FORMAT			54

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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PREAMBLE

This Products and Services Agreement (including as amended, modified or supplemented from time to time hereafter, this “Agreement”) is entered into between:

Aireon LLC (hereinafter referred to as "Aireon"), a limited liability company organized in the state of Delaware, U.S.A., with offices located at 1750 Tysons Boulevard, Suite 1400, McLean, Virginia USA 22102, and

Harris Corporation, Government Communications Systems Division organized in the state of Delaware with offices located at 2400 Palm Bay Road NE, Palm Bay, Florida 32905 USA (hereinafter referred to as “Contractor”). In this Agreement, Aireon and Contractor shall each be referred to individually as “Party” and collectively as the “Parties.”

PURPOSE

The purpose of this Agreement is to establish a set of terms and conditions between Contractor and Aireon under which Contractor will sell to Aireon the necessary products and services for the ADS-B Payload (“Payload”) Development as defined in more detail in the attached SOW (Exhibit A) under this Agreement.

In consideration of the foregoing, and the mutual promises contained herein, the Parties agree as follows:

ARTICLE 1 - DEFINITIONS

As used throughout this Agreement, the following terms when written with initial capital letters shall have the meanings specified below. Capitalized terms used in this Agreement that are not defined in this Article, but which are defined in other Articles, the Exhibits, individual Task Order(s) and attachments referencing this Agreement shall have the meaning specified therein.

a)         “Acceptance” means, for the relevant Deliverables, Aireon’s acceptance in accordance with the terms set forth in Article 9, unless noted otherwise in the SOW.

b)         “Actual Hours” means labor hours charged directly to work scope associated with a directed change on a Time and Material basis.

c)         “ADS-B Payload” or “Payload” means the automatic dependent surveillance-broadcast compliant payload that is to be manufactured by Contractor and to be delivered to Aireon pursuant to this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

 d)         “Aireon System” means a satellite-based global commercial aviation monitoring service utilizing automatic dependent surveillance-broadcast (ADS-B) technology, including any replacement system.

e)         “AIT Subcontractor” means the subcontractor that will be integrating each Payload with a satellite.

f)         “Affiliate” means, with respect to the Parties, any company, firm, joint venture, partnership, or other entity of which either party directly or indirectly owns or controls the power to vote a majority of the voting rights or over which either Party directly or indirectly has the power to exercise a controlling influence.

g)         “Anomaly” means, with respect to a Payload on-orbit, a known condition or occurrence that has or reasonably can be predicted to have an adverse impact on the performance, reliability or Operating Life of the Payload or result in such Payload failing to meet the requirements of this Agreement, including the Statement of Work. An isolated (non-recurring) condition or occurrence that does not adversely impact or cannot be reasonably predicted to adversely impact the performance, reliability or Operating Life of a Satellite shall not be considered an Anomaly.

h)         “Background Intellectual Property” means (i) with respect to Contractor, any Contractor Intellectual Property (“IP”) incorporated in the Deliverables, which is not Foreground IP, and (ii) with respect to Aireon, any IP of Aireon that is reasonably necessary for Contractor’s performance under this Agreement, which is not Foreground IP.

i)         “Background IP Rights” means intellectual property rights (“IPR”) pertaining to Background Intellectual Property.

j)         “Business Proprietary Information” means information disclosed in writing or graphic or model or machine readable form and prominently designated and identified by the disclosing Party in writing as proprietary information at the time of disclosure, with a suitable legend such as “Proprietary” or “Business Proprietary” or substantial equivalent, or, if disclosed orally, confirmed in writing by the disclosing Party within [***] after such disclosure. Nothing shall be construed as Business Proprietary Information which is: (i) published or otherwise becomes available to the public other than by breach of this Agreement; (ii) rightly received by one Party hereunder from a third party without confidential limitation; (iii) already known by the receiving Party; (iv) independently developed by the receiving Party without use of the disclosed information or breach of this Agreement; (v) approved for release by the providing Party without confidential limitation; or (vi) disclosed by public sale or disposition of software, circuits, apparatus, products or services of the providing Party, where the Business Proprietary Information is readily ascertainable from such software, circuits, apparatus, products or services without experimentation, reverse engineering or other technical analysis, without confidential limitations upon the receiving Party of such software, circuits, apparatus, products or services as evidenced by competent written proof to the receiving party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

k)         “Conditional Acceptance” means Aireon’s conditional acceptance of the Payload in accordance with the terms set forth in Article 9, unless noted otherwise in the SOW.

l)          “Constructive Total Loss” shall have the meaning assigned to the term “Constructive Total Loss” in Aireon’s Launch and In-Orbit Insurance policy in place at the time of Launch. Aireon shall provide a copy of such definition to Contractor after the issuance of such Launch and In-Orbit Insurance policy.

m)         “Customer Furnished Items” or “CFI” means all equipment, facilities, documentation or other property that is required to be furnished to Contractor by Aireon pursuant to this Agreement and/or any applicable Task Order.

n)         “Defect” means with respect to the Payload, any deviation, discrepancy, non-conformance or failure to meet the applicable specifications of this Agreement, including failures due to [***] which affects adversely the operation or performance of a Payload. A deviation, discrepancy, non-conformance or failure to meet the applicable specifications of this Agreement that does not [***] or cannot be reasonably predicted to [***] shall not be considered a Defect.

o)         “Deliverable(s)” means collectively any of the items, data, documentation, Payloads, Products, Software or Services to be delivered pursuant to the requirements of this Agreement and including the schedules, milestones, pricing. the SOW, and/or any applicable Task Order, as may be amended from time to time in accordance with the terms hereof.

p)         “Delivery” shall have the meaning set forth in Article 6.

q)         “Exploit” means, with regard to a Party’s use of Intellectual Property, to reproduce, prepare derivative works of, modify, distribute, perform publicly, display, make, have made, use, manufacture, import, offer to sell and sell products, materials and services that embody any Intellectual Property Rights in such Intellectual Property and otherwise fully use, practice and exploit such Intellectual Property, and Intellectual Property Rights therein, or to have any third party exploit such Intellectual Property, and Intellectual Property Rights therein, on such Party’s behalf or for such Party’s benefit.

r)         "Final Acceptance" means Aireon’s final acceptance of the Payload in accordance with the terms set forth in Article 9, unless noted otherwise in the SOW.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

s)         “Foreground IP” of a Party means Intellectual Property developed, created, conceived and/or reduced to practice by such Party [***]. The Parties agree that Foreground IP, however DOES NOT include [***].

t)         “Foreground IP Rights” means IPR pertaining to Foreground IP.

u)         “Host” means Iridium Satellite LLC, with offices located at 1750 Tysons Boulevard, Suite 1400, McLean, Virginia 22102, and 2030 East ASU Circle, Tempe, Arizona 85284.

v)         “Intellectual Property” or “IP” means trade secrets, know-how, discoveries, improvements, inventions, technical data, documentation, designs, information, concepts, formulas, APIs, methods or processes, specifications, technology, Software and other works of authorship, know-how, patents and patents invention certificates, copyrights, trademarks and mask works (including any applications, reissues, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, foreign equivalents thereof and whether or not patentable and whether or not reduced to practice), as well as all Business Proprietary Information.

w)         “Intellectual Property Rights” or “IPR” means all associated rights in and to, or in any way pertaining to Intellectual Property.

x)         “Launch” means, with respect to a Payload, intentional ignition followed by lift-off.

y)         “Launch Site” means the location that will be used by a Launch Services Provider for purposes of Launching Satellites.

z)         “Milestone Payment Plan” means Exhibit C to this Agreement.

aa)        “Milestone Success Criteria” means the criteria set forth in Appendix B of the Statement of Work providing for the Milestone acceptance requirements associated with the completion of a portion of the Work under this Agreement, including the Delivery of any Deliverables or performance of relevant Services.

bb)        “NEXT System” means the next generation Iridium satellite-based communications system comprised of the space segment, launch segment, subscriber equipment segment, teleport network segment, system control segment, ground gateway segment and all associated equipment, services, subsystems and system upgrades.

cc)        “On-Orbit Payload Acceptance Plan and Procedures” the On-Orbit Payload Acceptance Plan and Procedures Plan to be provided in accordance with this Agreement, including the Statement of Work

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

dd)        “Operating Life” means, with respect to a Payload, the operating life of any Payload extending through the earlier of [***] or [***].

ee)        “Other Payload” means any auxiliary payload that interfaces with the ADS-B Payload provided on any satellite which is part of the NEXT System, other than the Payload.

ff)           Payload Integration and Verification Plan” means the [***] to be produced and delivered by Contractor in accordance with this Agreement, including the Statement of Work.

gg)        “Payload Packaging, Shipment and Storage Plan” means the [***] to be produced and delivered by Contractor in accordance with this Agreement, including the Statement of Work.

hh)        “Performance Specification” means the applicable performance specifications for the Payload which are set forth in Exhibit B, as required by the Statement of Work, as such specification(s) may be amended from time to time in accordance with the terms hereof.

ii)        “PPSRR” means Payload Pre-Integration and Ship Readiness Review as further described in Article 8 herein.

jj)        “Products” means equipment and Software, including but not limited to, all related components, materials, documentation and Services to be provided by Contractor hereunder as more specifically defined in the SOW.

kk)         “Services” means all labor, support and necessary resources, including but not limited to the design, development, engineering, modifications, analysis, data, installation, integration, testing, simulators & tools, program management, warranty, maintenance & support services, training and any other services to be provided by Contractor hereunder as more specifically defined in the SOW.

ll)         “Software” means computer software programs and software systems in object code and source code form (including firmware, files, databases, interfaces and documentation, and any third party Software sublicensed by Contractor hereunder), as such Software is designed, developed, revised, upgraded, updated, corrected, modified, and enhanced from time to time and/or provided by Contractor hereunder.

mm)      “Statement of Work” or “SOW” means Exhibit A to this Agreement and/or any applicable Task Order .

nn)        “Stop Work Order” means a written order from Aireon to Contractor requesting Contractor cease, and cause its suppliers (as applicable) to cease, performance of all or part of the work for the period specified in such order, as such period may be extended in accordance with this Agreement, as set forth in Article 15.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

oo)        “Task Order” means a written order which sets forth the scope of work, specifications, requirements, Deliverables, prices, special terms and conditions and other services as agreed to by the Parties. A Task Order shall contain at least the information set forth in Exhibit H, unless agreed otherwise by the Parties.

pp)        “Total Loss” shall have the meaning assigned to the term “Total Loss” in Aireon’s Launch and In-Orbit Insurance policy in place at the time of Launch. Aireon shall provide a copy of such definition to Contractor after the issuance of such Launch and In-Orbit Insurance policy.

qq)        “Work” refers to the scope of work to be performed by Contractor under or pursuant to this Agreement including without limitation any Services, Deliverables, Work Product, or SOW.

rr)        “Work Product” means any scope of work, Statements of Work, Products, Software, Services, Deliverables, specifications, milestones, or other work arising under this Agreement, including any SOW.

ARTICLE 2 - TERM

The term of this Agreement shall commence on June 18, 2012 (“Effective Date”) and continue for a term of sixty-one (61) months (the “Term”) unless extended by the mutual written agreement of both Parties or unless terminated in accordance with Article 17.

ARTICLE 3 - SCOPE OF AGREEMENT

3.1           Agreement Content and Order of Precedence

3.1.1        Content

The following documents are hereby incorporated into and made a part of this Agreement with the same force and effect as the provisions as stated in this Agreement.

Exhibit A	Statement of Work for ADS-B Hosted Payload Development supporting the Iridium Global Aircraft Monitoring (IGAM) Project, Version [***] dated [***]
Exhibit B	Performance Specification
Exhibit C	Milestone Payment Plan
Exhibit D	Completion Certificate
Exhibit E	Termination Liability Schedule
Exhibit F	Contractor Background Intellectual Property
Exhibit G	Time and Material Labor Rate Table
Exhibit H	Sample Task Order Format

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.1.2        Order of Precedence

In the event of any inconsistency among or between the Articles and the Associated Exhibits to this Agreement, such inconsistency shall be resolved by giving precedence in the order of the parts as set forth below:

1.          The terms and conditions of this Agreement; and

2.          The Exhibits to this Agreement, in the order attached hereto.

3.2          Scope

Pursuant to this Agreement, Aireon will purchase from Contractor and Contractor will sell to Aireon the necessary Products and Services in support of the Payload Development as set forth in this Agreement and any applicable Task Order issued hereunder.

3.2.1        Products, Software and Services

•	Contractor shall provide the personnel, services, materials, equipment, and facilities necessary to complete the requirements set forth in this Agreement, including the SOW issued hereunder in a timely manner.
•	Ensure the Payload provided by Contractor is in compliance with the [***] and [***] and the reference documents in Section 2 of the Statement of Work (“SOW”).
•	Perform the services set forth in the SOW in accordance with the requirements of the SOW.
•	Deliver the data items set forth in the SOW and identified in Table A-1 Appendix A (Contract Data Requirements List (CDRL) and perform all Payload systems engineering, development, qualification and production services as delineated in the SOW.
•	Design, develop, produce and deliver eighty-one (81) Payloads for hosting on Iridium NEXT satellites.
•	Perform the services set forth in the SOW to include participation in the [***] for the [***] at the time and in the manner to enable Aireon to fulfill its obligations.
•	Adhere to the SOW schedule for performance of Contractor's responsibilities in Table 8-1 Proposed CLIN 001 Program Milestones and Milestone Reviews.
•	Perform mutually agreed upon time and material services outside the scope of the SOW at the hourly rates set forth in Exhibit G.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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•	The Contractor will promptly inform Aireon of any circumstances that may cause the Contractor to fail to meet the schedule set forth in the SOW and will keep Aireon regularly apprised of its progress regarding the schedule set forth in the SOW.

3.3           Associate Contractors, Cooperation

Contractor will work cooperatively and in good faith with third parties designated by Aireon as Associate Contractors engaged in development of the Payload, and when requested by Aireon shall, without limitation: (i) provide all required support, technical assistance, communication, and all other cooperative activities reasonably required by Aireon and/or such Associate Contractor for the successful development of the Payload; (ii) expressly agree that relevant Contractor Proprietary Information as described in Article 13, including all schedule and technical design information but excluding financial or other proprietary business information, may be made available by Aireon to Associate Contractors, provided that the Associate Contractor shall have a need to know such information for the purposes of their work for Aireon with respect to the Payload and provided such Associate Contractors have previously agreed to non-disclosure obligations no less restrictive than the requirements of Article 13 herein; and (iii) agree to use and protect the Proprietary Information of Associate Contractors in accordance with the requirements of Article 13 herein and as if such information was Aireon’s Proprietary Information.

3.4           Contractor Personnel

Contractor will assign only properly qualified and experienced personnel to the Work contemplated under this Agreement. Contractor shall use reasonable efforts to retain such personnel on the Work for its duration. At the reasonable request of Aireon, Contractor will replace personnel who in Aireon’s good faith opinion are not properly qualified and experienced to perform the Work contemplated under this Agreement from the project team of any Work as soon as practicable.

3.5           Aireon Customer Furnished Items (CFI)

Aireon shall provide to Contractor Customer Furnished Items as required in the SOW and/or in any applicable Task Order which CFI shall be adequate for its required purpose. Aireon shall be responsible for timely making available to Contractor the Aireon CFI in order to support Contractor’s performance in accordance with the delivery schedule set forth in this Agreement. Unless otherwise provided in a SOW and/or in any applicable Task Order, CFI shall also be made available free of charge for Contractor’s use during the agreed period of performance. Contractor shall assume risk of loss or damage to all Aireon CFI during its period of use as provided for in the SOW and/or in any applicable Task Order. Unless otherwise provided in a separate agreement, the CFI loaned to the Contractor will remain the property of Aireon and the Contractor will return such CFI in the same condition it was in when loaned to the Contractor upon the completion of the Services or earlier upon Aireon’s request, ordinary wear and tear excepted. The Contractor shall at all times during the duration of any such loan period maintain in full force and effect adequate insurance to replace the CFI and to protect both the Contractor and Aireon against claims for injury, death, property damage, or other loss alleged to have arisen from the use of the CFI. If the Contractor requires access to Aireon’s computer systems, networks and infrastructure as required in the SOW (the “Assets/Systems”), if any, access to such Assets/Systems is granted solely to facilitate the provision of the Services, and is limited to those specific Assets/Systems, time periods, and personnel designated by the Contractor as are separately agreed to by Aireon and the Contractor from time-to-time. Access is subject to business control and information protection policies, standards, and guidelines, as may be provided by Aireon. Use of any other Assets/Systems is expressly prohibited. This prohibition applies even when Assets/Systems which the Contractor is authorized to access serves as a gateway to other Assets/Systems outside the scope of the Contractor’s authorization. Use of Assets/Systems during other time periods or by individuals not authorized by Aireon is expressly prohibited.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 4 - PURCHASE OF OPTIONAL PRODUCTS AND SERVICES

4.1           Purchase of Optional [***] and [***]

Aireon may, at its sole option to be exercised by written notice to Contractor, order Contractor to [***] up to [***], in accordance with the SOW. All other terms not specified below relating to the performance of the Work associated with the [***] shall be in accordance with the terms of this Agreement, including the SOW.

a)	Option Exercise. Aireon may exercise this option for [***]. Aireon’s order shall indicate [***].

b)	Period of Performance. Any additional [***] ordered pursuant to Article 4.1 will be [***].

c)	Price. The price for any [***] ordered pursuant to Article 4.1shall be [***].

d)	Payment. Payment for any [***] ordered under Article 4.1 shall be [***] which may be adjusted depending on [***].

4.2           Option for [***]

In the event that Aireon notifies Contractor in writing of [***] in accordance with this Agreement, including the SOW, Contractor agrees to provide to Aireon [***].

ARTICLE 5 – PRICES AND TAXES

5.1           Firm Fixed Price

The total price to be paid by Aireon to Contractor for the Work to be performed under this Agreement, including all of the Deliverable set forth in the Statement of Work, shall be a total firm fixed price of One Hundred Fourteen Million Seven Hundred Thousand U.S. dollars (U.S. $114,700,000.00) (the “Firm Fixed Price”), to be paid in accordance with the Milestone Payment Plan. The firm fixed price set forth above includes [***].

The options available under this Agreement and described in Article 4 are [***]. To the extent any of the options provided for under Article 4 are exercised, [***] and the terms of this Agreement will be amended in accordance with Article 25.2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Notwithstanding any provision in this Agreement to the contrary, Aireon shall not be obligated to pay Contractor any amount [***], for work performed under the SOW, [***].

5.2           Time and Material Price

5.2.1           The Parties agree that Aireon may request the performance of Services outside the scope of this Agreement during the performance of this Agreement. Such Services will be performed only upon the mutual agreement of the Parties of a Time and Materials (“T&M”) Task Order. Such Task Order will include mutually agreeable labor category descriptions, hourly rates, and NTE Ceiling Price.

5.2.2           Notwithstanding any provision in this Agreement to the contrary, Aireon shall not be obligated to pay Contractor any amount in excess of the total NTE Ceiling Price reflected herein, or any amendments hereto, for work performed on a T&M basis under this Agreement, or termination costs in the event this Agreement is terminated by Contractor for default. All travel, reimbursable expenses and number of Contractor personnel traveling must be approved by Aireon.

5.2.3           The Parties agree that this Article shall not be applicable to changes that Contractor estimates to be greater than [***] as set forth in Article 14.2.

5.3           Taxes

5.3.1           Contractor Tax responsibilities. The base contract price shall include all applicable present and future taxes, including withholding taxes, fees, levies and duties (“Taxes”) imposed by the US government or any political subdivision thereof, in connection with Contractor’s performance of this contract including Taxes in connection with the performance of any portion of the Work by Contractor or Subcontractor (such as US corporate income tax, withholding taxes, or individual tax due by the Contractor), in each case other than present and future taxes, fees, levies and duties imposed on Aireon as a result of Aireon accepting title, ownership or possession of any Deliverable items under this contract (such as sales, use or similar taxes). The base contract price includes any applicable Taxes present and future imposed on Contractor’s acquisition of items and services from subcontractors and suppliers, or the performance of any portion of the work by subcontractors or suppliers wheresoever located in the performance of its obligations hereunder.

5.3.2           Aireon Tax Responsibilities. Aireon shall only be responsible for applicable present and future taxes, fees, levies and duties, after or in connection with the transfer of title to any and all equipment to Aireon, in particular with respect to sales taxes. Provided, however, that Aireon may be exempt from such taxes if Aireon provides Contractor with the appropriate reseller certification or similar documentation as may be required by the applicable state or municipality. In such case, Contractor shall not assess such taxes on Aireon.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 6 – DELIVERABLES AND SHIPPING TERMS

6.1           Deliverables and Performance Milestones

Product, Software, Services and Deliverables delivery dates and performance milestones shall be specified in the SOW and/or in any applicable Task Order. The Contractor shall complete each project (as such term is defined in the applicable Statement of Work) in accordance with the schedule set forth in the applicable Statement of Work, unless Aireon gives the Contractor a written extension of time. The Firm Fixed Price includes shipment of the [***] and eighty-one (81) Hosted Payloads in reusable shipping containers. The reusable shipping containers are to be returned by Aireon and available to the Contractor within [***] calendar days after the delivery of each shipset in order to support the Contractor’s delivery schedule.

6.2           Shipment Terms

Unless otherwise specified in the SOW or directed in writing by Aireon, “Delivery” of the Products, Software, and Services made by Contractor to Aireon shall be packaged or delivered in accordance with industry standards and shipped via ground transportation to an Aireon-designated destination (INCOTERMS [***] basis. The foregoing notwithstanding, title and licenses to the Software shall not pass to Aireon in conjunction with passage of title to the equipment, only title to the media containing the Software it being understood that title and licenses to the Software shall be governed by the Intellectual Property provisions of this Agreement. For the sake of clarity, if Aireon directs Contractor to ship the Qualification Payload and/or Payload Simulator to [***], Aireon will be the exporter of record and Contractor will be responsible for shipment to the designated non-U.S. location and bear the risk of loss.

6.3           Payload Packaging, Shipment and Storage Plan

The Contractor shall deliver a Payload Packaging, Shipment and Storage Plan [***] for Aireon approval in accordance with the SOW. This plan shall define the requirements, processes and procedures for the preservation, packaging, handling, shipment, and storage of Payloads and support equipment to the Iridium NEXT satellite assembly, integration and test (“AIT”) integration location and during transit between locations. All electrostatic discharge sensitive material shall be packaged in ESD-shielding in accordance with Aireon's preferred method/standard (i.e., EIA-541). Packaging constituents shall not contain amine based or ionic antistatic chemistry. All pink-poly is prohibited unless otherwise approved in advance by Aireon.

The Contractor shall provide details of the specific Payload inspections and tests and frequency of such inspections and tests while a Payload is in Contractor storage within the production facility as well as recertification inspections and tests of a Payload after coming out of storage and prior to shipment to the NEXT assembly, integration and test facility.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 7 - PAYMENTS AND INVOICES

7.1           Timing of Payments

Payments under this Contract shall be made as follows:

7.1.1         General

All payments due by Aireon to Contractor shall be invoiced in accordance with the Milestone Payment Plan and this Article 7.1. Payments associated with any Options exercised by Aireon shall be invoiced in accordance with the relevant payment plan for such Option(s) and Article 5.1.

7.1.2         Milestone Payments

Contractor shall be entitled to invoice Aireon immediately after completion of all of the following: (i) Contractor completion of an applicable milestone in accordance with the SOW, and (ii) Aireon’s written Acceptance of such milestone in accordance with Article 8 (unless agreed otherwise). A milestone shall not be regarded as completed, and no payment shall be made, until all the effort relevant to that milestone and all previous milestones (applicable to payment milestones 5 through 26) have been completed, documented and delivered to Aireon in accordance with the SOW specifications and requirements and Acceptance has been confirmed by Aireon in accordance with Article 8. Contractor invoices for [***] will be submitted [***].

7.1.3        Time and Material Payments and Funding

Task Orders established on a time and materials basis shall have authorized not-to-exceed level of budget funding and Contractor agrees to use reasonable efforts to perform the work specified in the Task Order within such funding allotted. If at any time Contractor has reason to believe that the hourly rate payments and material costs which will accrue in the performance of the Task Order in the next succeeding [***] days, when added to all other payments and costs previously accrued, will exceed [***] percent ([***]%) of the funding allotted in the Task Order, Contractor shall immediately notify Aireon to that effect giving the revised estimate of the total price to Aireon for the performance of the Task Order, together with supporting reasons and documentation.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

7.1.4        Early Completion of Milestones

In the event that Contractor delivers early, Aireon may elect to pay the associated milestone(s) at the time of delivery dependnent on available funding.

7.2          No Waiver

Payments made under this Agreement shall not waive any rights, either expressed or implied, as may exist as part of this Agreement, including but not limited to, Aireon’s right to hire an independent auditor as specified in Article 25.10.

7.3         Terms of Payment

Provided that Acceptance of the applicable Work Product has occurred, payment shall be made via Electronic Funds Transfer (EFT) by Aireon in total within [***] business days after Aireon’s receipt of Contractor’s valid and correct invoice.

EFT Payments shall be made to:

[***]

In the event Aireon does not make a payment on the due date, interest will accrue daily at an annual rate of [***] on balance due.

7.4          Invoicing Instructions

All invoices and supporting payment documents shall be clearly marked with the applicable SOW and shall be sent to the following address for payment:

[***]

7.5          Disputed Amounts

In the event Contractor submits an invoice to Aireon that is incomplete, the Deliverable has not been delivered, a milestone has not been completed or an invoice billing amount is inaccurate or not in accordance with the requirements of this Agreement, Aireon shall so notify Contractor in writing within [***] business days of receipt of said invoice or payment obligation or, to the extent that the basis for a disputed invoice could not have been reasonably ascertained within [***] business days then within a reasonable time after the basis for such disputed invoice should have been reasonably apparent to Aireon. Such notification shall state in reasonable detail the Agreement requirements associated with the applicable Deliverable item or milestone that have not been met. Upon correction of the noted discrepancy or discrepancies and delivery or completion of the milestone in accordance with this Agreement, the invoice shall be reinstated for payment. Failure to pay any amount subject to a reasonable good faith dispute shall not constitute a material breach under this Agreement until such underlying dispute is resolved by the Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

7.6           Failure to Pay

Aireon’s failure to timely make payment in full on the Due Date(s) will constitute a material breach of this Agreement, and will result in Contractor having all rights and remedies available under this Agreement (which the parties understand and agree will include the right to stop work in Contractor’s discretion and the right to exercise the conversion option outlined below in Article 7.7) at law or in equity. Prior to any stop work resulting from a delayed payment, Contractor will work with Aireon toward a mutually acceptable resolution of delayed payments which, if needed, shall involve discussions between each Party’s senior management. More specifically, a panel of two senior executives of Harris and Aireon agree to meet within [***] days of receiving an invoice, in person or by teleconference, and confer in an effort to resolve anticipated non-payment issues. Each Party’s executives will be identified by notice to the other.

7.7          Payment in Iridium Services

In the event Aireon fails to timely make its initial or any other later payment in accordance with the terms of this Agreement, Aireon shall [***] take action to procure from Iridium Satellite LLC prepaid credits for services offered by Iridium (e.g., voice, data, open port, etc) in the disputed amount (credits) owed by Aireon to Contractor. The amount of Iridium Services to be transferred to Contractor shall equal the portion of the Unpaid Amount [***] up to ten million ($10,000,000) U.S. dollars. The credits will reflect the use of [***] and the Agreement will permit [***]. In addition, Aireon will also procure for Contractor the right to [***]; provided, however, that [***]. Aireon agrees that it will use its best efforts to negotiate and present to Contractor a fully [***] between [***] that reflects [***] within [***] of the [***] with the understanding that, notwithstanding the above, a [***] shall be presented to [***] no later than [***] from the[***] of this Agreement.

Alternatively, upon [***], Aireon may present [***] between [***] in which [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 8 – PAYLOAD PRE-INTEGRATION AND SHIP READINESS REVIEW AND DELIVERY

Contractor shall perform the following tests and reviews:

8.1             Payload Pre-Integration and Ship Readiness Review (PPSRR)

8.1.1           Contractor to Conduct a Review of each Payload Prior to Shipment

Contractor shall conduct a detailed and comprehensive review of each Payload prior to Contractor’s shipment of the Payload [***]. This review shall be conducted in accordance with the terms of this Article 8 and the Statement of Work (a “Payload Pre-Integration and Ship Readiness Review or “PPSRR”). Contractor shall not ship or otherwise deliver to Aireon a Payload until such PPSRR has been satisfactorily completed.

8.1.2           Time, Place and Notice of PPSRR

The PPSRR shall take place at [***] or [***]. Contractor shall notify Aireon in writing on or before [***] prior to the date that the Payload(s) will be available for the PPSRR, which shall be the scheduled date for commencement of such PPSRR. If Aireon cannot attend the PPSRR on such initially scheduled date, Contractor shall reasonably accommodate Aireon’s scheduling requirements.

8.1.3           Conduct and Purpose of PPSRR

The PPSRR shall be conducted during normal business hours and in accordance with the terms of this Article 8 and the Statement of Work. The purpose of the PPSRR shall be to: (i) review test data and analyses for the Payload; (ii) demonstrate to Aireon’s satisfaction that [***]; (iii) demonstrate to Aireon’s satisfaction that [***]; (iv) determine whether the Payload meets the applicable Performance Specification requirements (except those that have been waived pursuant to Article 8.1.4 below) and is therefore ready for Delivery.

8.1.4           Waivers and Deviations

Contractor shall submit to Aireon, or Aireon may propose to Contractor, any request for a waiver of, or deviation from, provision(s) of the [***]. Aireon shall consider each such request in good faith in accordance with industry standard practices. A request for waiver or deviation shall be deemed granted only if it has been approved in writing by Aireon. Each such waiver or deviation approved by Aireon shall be deemed an amendment to the applicable [***] only with respect to such specified [***], permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for such [***] or [***]. In the event that Aireon approves any waiver or deviation that has an impact or is reasonably expected to have an impact on the [***], Aireon shall be entitled to [***] with respect to such waiver to be negotiated in good faith by the Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

8.1.5           PPSR Inspection

Contractor shall permit [***] pursuant to this Article 8.1.5; provided, however, that the provisions of Article 12.1 and Article 16 shall apply to any such [***]. At Aireon’s request, the Contractor shall reasonably accommodate [***] on a case by case basis subject to requirements of Article 16.

8.1.6           PPSR Results

In the event that the PPSRR demonstrates to Aireon’s satisfaction that [***], Aireon shall provide written confirmation to Contractor within [***] after Aireon receives written notice of completion of the PPSRR from Contractor) of its [***] (it being expressly understood that such [***]), and the Payload(s) shall be deemed ready for shipment to the facilities of the AIT Contractor.

In the event that such PPSRR discloses that the [***], Aireon shall provide written notification thereof [***] to Contractor within [***] after Aireon receives written notice of completion of the PPSRR from Contractor, which written notification shall state [***]. Contractor shall promptly [***] to demonstrate to Aireon’s satisfaction [***], after which Aireon within the applicable time frame specified above shall provide [***] or [***] (it being expressly understood that any such [***]. Contractor shall be required to repeat the process described in this Article 8.1.6 until Aireon provides Contractor with a confirmation pursuant to the requirements of this Article 8.1.6, unless otherwise agreed by the Parties. Aireon shall not unreasonably withhold or delay giving its notification hereunder.

Upon receipt of Aireon’s confirmation in accordance with this Article 8.1.6, Contractor shall provide, with respect to each applicable Payload, a certification to Aireon in accordance with the form attached as Exhibit D, Form of Contractor Payload Pre-Shipment Review Completion Certificate. Thereafter, Contractor shall [***] in accordance with [***].

8.1.7           Inspection Costs Borne by Aireon

All costs and expenses incurred by Aireon and its agents in the exercise of its inspection rights under this Article 8, including travel and living expenses, shall be borne solely by Aireon.

8.1.8           Correction of Deficiencies after PPSRR

If at any time following completion of PPSRR of a Payload and prior to Launch, it is discovered that [***] or otherwise fails to meet the requirements of Article 8, as may be modified as of such time pursuant to Article 8.1.4, Contractor shall correct, within the shortest time possible [***] in accordance with the applicable terms of this Contract, including the Statement of Work, at its own expense, and Contractor shall, on a reasonable efforts basis, [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 9 – ACCEPTANCE

9.1           Acceptance of Products and/or Work

Acceptance of the Products and/or Work by Aireon and/or its designee, including but not limited to all related development, design, Services, Software and documentation, shall occur only upon (i) Contractor furnishing the Products and/or Work to Aireon at the delivery location specified in this Agreement and (ii) completion of Acceptance testing in accordance with the test plan to be mutually developed by the Parties and approved by Aireon in writing that the Product and/or Work is furnished in a condition fully conforming to the provisions, specifications and requirements of this Agreement and the SOW. If there is no test plan to be mutually developed by the Parties and approved by Aireon, then acceptance testing will be to the reasonable satisfaction of Aireon. If the Product and/or Work fail to meet the Acceptance requirements set forth in the SOW, Aireon shall, within [***] business days, notify Contractor in writing in which respects the Product and/or Work is defective. Contractor shall promptly correct the defects referred to therein and notify Aireon that the corrections have been made. The provisions of this Article 9.1 shall thereafter apply to the corrected Products and/or Work.

9.2           Acceptance of Payload

Conditional Acceptance of each Payload shall occur when Contractor demonstrates satisfaction of success criteria upon completion of the payload acceptance testing at Contractor’s facility for each Payload in accordance with the requirements of the SOW. Final Acceptance shall occur upon successful on-orbit acceptance testing and checkout in accordance with the On-Orbit Payload Acceptance Plan and Procedures, in conjunction with the on-orbit checkout milestone payment.

9.3           Acceptance of Services

Acceptance of Services, including but not limited to, maintenance, training and engineering support, pursuant to this Agreement shall occur following Contractor’s completion of the applicable Services specified and delivered and upon Aireon’s verification that such Services are in conformance with the requirements of the SOW unless agreed otherwise by the Parties.

9.4           Acceptance of Documentation

Acceptance of documentation shall occur as specified in Article 9.1 above. However, approval by Aireon of certain documentation as required by the SOW milestone Deliverables shall occur when such approval has been granted in writing by Aireon. Aireon shall notify Contractor in writing of its approval, or rejection, or comments to such Documentation within [***] business days after receipt of such documentation by Aireon unless agreed otherwise by the Parties. Contractor will reply within [***] business days or sooner with a revised CDRL incorporating the comments.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

9.5           Inspection Not Acceptance

The inspection, examination, or observation by Aireon with regard to any portion of Work Products produced under this Agreement shall not constitute any Acceptance thereof, nor shall it relieve Contractor from fulfilling its contractual obligations hereunder.

9.6           Non-Release of Warranty Obligations Upon Acceptance

In no event shall Contractor or its suppliers be released from any of its warranty obligations applicable to any Deliverable as a result of such Deliverable having been accepted as set forth in this Article 9 or the SOW.

9.7           Aireon Recommendations

The Contractor shall in good faith consider any recommendations of Aireon as to any aspect of the Work to be performed hereunder, but for the avoidance of doubt, the Contractor will remain solely responsible for the performance of the Work in accordance with the requirements of this Agreement, including the SOW and specifications, except as set forth in a Change Order in accordance with Article 14.

ARTICLE 10 – TRANSFER OF TITLE AND RISK OF LOSS

10.1         Payload

Title to a Payload shall pass from Contractor to Aireon after the Payload has successfully achieved Conditional Acceptance at Contractor’s facility. Risk of loss or damage for a Payload shall pass from Contractor to Aireon after the Payload has been delivered to a location as directed by Aireon.

10.2         Deliverables Other Than the Payload

Title to and risk of loss or damage for the Deliverables other than the Payloads shall pass from Contractor to Aireon upon Acceptance thereof pursuant to Article 9. Aireon’s rights in and to data and documentation (including, without exception, deliverable Software and Software integrated into hardware) are as set forth in Article 13.2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 11 - GENERAL WARRANTIES AND REPRESENTATIONS

11.1           Products and Services Warranty

Contractor at no additional cost to Aireon, warrants that the Products and Services Deliverables covered by this Agreement (i) will conform to the requirements, design and specifications and to drawings, samples or other descriptions referred to in the SOW, (ii) will be free from defects in material and workmanship, (iii) to the extent that the Contractor knows or has reason to know of the purpose for which the Work, Products, Software, and Services Deliverables are intended, will be fit and sufficient for such purpose. This warranty shall extend for a period of eighteen (18) months from the date of Conditional Acceptance or up until the time of launch, whichever event occurs first (the “Warranty Period”). Notwithstanding the above, the warranty for software services performed under 11.3 below shall extend for a period of [***] from the date that such services are performed by Contractor and accepted by Aireon.

11.2            Defects and Nonconforming Remedies

During the warranty period, if the Products and Services delivered hereunder do not meet the warranties specified herein, Contractor shall, at Contractor’s discretion and cost, correct, repair, or replace the defective or nonconforming Products and Services Deliverables. If Contractor fails to, or refuses to correct, repair, or replace the defective or nonconforming Product and Services Deliverable under this Article 11, Aireon shall at its discretion, be entitled to (i) an equitable reduction in the price of such defective or nonconforming Product or Software Deliverable and such price reduction shall be remitted promptly by Contractor to Aireon, or (ii) have the defect repaired or replaced by a third party in which case Contractor shall be liable for the cost of repairing or replacing the Contractor’s Product and Service with a similar Product and Service from such third party, (iii) terminate this Agreement and pursue any available remedy at law or in equity.

11.3            Payload Defects and Anomalies

11.3.1           Notification

If at any time during the Term of this Agreement, it is discovered that a Payload has a Defect or is experiencing an Anomaly, Contractor shall be notified in writing by Aireon and Aireon shall provide to Contractor for the purpose of the investigation all reasonably available data and information related to the Payload.

11.3.2           Investigate and Correct

Contractor shall investigate any Payload Anomaly or Defect occurring on any Payload after Launch and during the period set forth in Article 11.3.1, whether known to it or as notified in writing by Aireon, and shall correct such Anomaly or Defect as promptly as possible in accordance with the Payload Anomaly resolution support services set forth in the Statement of Work. Such corrective measures shall be conducted to resolve Defects or Anomalies that are resolvable by on-ground means, including software patches or updates, or transmission by Contractor of commands to the Payload to eliminate or mitigate any adverse impact resulting from any such Anomalies, to establish work-around solutions, or to otherwise resolve such Defects or Anomalies that are resolvable. Contractor shall coordinate and consult with Aireon concerning such on-ground resolution of Defects or Anomalies in any Launched Payload.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

11.3.3         Warranty Exclusions

THIS WARRANTY DOES NOT APPLY IF THE HARDWARE AND/OR SOFTWARE DELIVERED HEREUNDER (A) HAS BEEN ALTERED OR MODIFIED, EXCEPT BY SELLER; (B) HAS NOT BEEN INSTALLED, OPERATED, REPAIRED, OR MAINTAINED IN ACCORDANCE WITH INSTRUCTIONS PROVIDED BY SELLER; (C) HAS BEEN SUBJECTED TO ABNORMAL PHYSICAL OR ELECTRICAL STRESS BEYOND LIMITS SPECIFIED IN THE SOW AND/OR SPECIFICATIONS, MISUSE, NEGLIGENCE, OR ACCIDENT.

11.4         Other Agreements

Contractor represents that Contractor is subject to no agreement which in any manner would interfere with Aireon's ownership or other property or license rights, including Intellectual Property Rights as granted with respect to the Products, Services and/or Deliverables provided under this Agreement.

11.5         Software Warranty

In addition to the warranties set forth in this Article 11, Contractor further represents and warrants that, under this Agreement, (i) all Software delivered hereunder is free of viruses or similar items as verified by testing such Software using commercially reasonable anti-viral software; (ii) it will not knowingly introduce into any delivered Software, without Aireon’s prior written approval, any code that would have the effect of disabling or otherwise shutting down all or any portion of the delivered Software or any other software, computer or technology of Aireon; and (iii) it will not seek to gain access to the work through any special programming devices or methods, including trapdoors or backdoors, to bypass, without Aireon’s prior written approval, any Aireon security measures protecting the work.

11.6         Title

Contractor represents and warrants that it shall provide [***] title to all [***] for which title shall pass to Aireon free and clear of [***], in accordance with the terms of this Agreement. Contractor shall not grant to third parties any lien, encumbrance or security interest of any nature on any [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

11.7         Intellectual Property Warranty

The Contractor represents and warrants that: (a) Contractor will not, in providing Services or Deliverables, [***]; (b) all Work Product delivered under this Agreement shall be free and clear of any liens, [***] of others; (c) Contractor is not bound by the terms of [***] to [***] which may be used in the course of his relationship with Aireon or to [***]; (d) Contractor’s execution of this Agreement, relationship with Aireon and performance under this Agreement shall not constitute [***]; and (e) the exercise of Aireon of the rights granted by this Agreement and use of the Work Product and Products will not [***] (collectively, (a) through (e) the “IP Warranty”).

ARTICLE 12 - FACILITIES ACCESS AND INSURANCE

12.1      General Facilities Access

Subject to the terms set forth herein, and in compliance with applicable export laws, as well as Aireon and Contractor’s normal and customary safety and security regulations and practices (or, if applicable, those of a third party supplier), Aireon and Contractor shall be allowed to access the other’s facilities as required to perform the Work unless agreed otherwise and such agreement will not be unreasonably denied. Such access shall be upon reasonable prior written notice on a non-interfering basis and shall occur during normal working hours or at such other hours as Work is being performed.

12.2      Site Access

The Contractor shall provide to Aireon and/or its designated representatives on-site access to the Contractor’s facilities being used for the performance of the Work required under this Agreement for review of technical, manufacturing, and schedule status. The Contractor shall provide unescorted access to Contractor-provided Aireon office space and Contractor common areas. The Contractor shall also provide access to technical areas consistent with Contractor security policies

12.3        Access to Work in Process

Subject to the terms set forth herein, and in compliance with applicable export laws, as well as Aireon and Contractor’s normal and customary safety and security regulations and practices (or, if applicable, those of a third party supplier) Aireon’s employees and/or personnel of Aireon’s associate contractor shall be allowed access to all Work being performed at Contractor’s or any subcontractor’s facility for the Product and other Deliverable items for the purpose of observing the progress of such Work in accordance with the requirements of this Agreement, including the SOW. Such access shall be upon reasonable prior written notice on a non-interfering basis and shall occur during normal working hours or at such other hours as Work is being performed.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

26

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

12.4       Residency

Aireon reserves the right to station full-time personnel at the Contractor’s facility as it deems necessary. These residents may be Aireon employee or its designated representatives. The Contractor shall supply suitable office facilities for Aireon residents, in accordance with this Agreement to enable monitoring of the Work performed under this Agreement. These residents shall have free and unrestricted access to the Contractor’s facilities associated with the execution of this Agreement. The office facilities shall contain unrestricted access to the internet and external telephone lines.

12.5     Insurance

The Contractor shall obtain and maintain, at its own expense, insurance coverage against all risks of loss, including earthquake and other natural disasters, and damage to or loss or destruction of any portion of the work or any Deliverable and/or its components in an amount sufficient to cover the greater of: (a) the Contractor’s full replacement value of each Deliverable; or (b) the amounts paid by Aireon with respect to such Deliverable. Such insurance shall provide: (i) coverage for all activities associated with performance of the work at Contractor’s facilities; (ii) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures and other properties constituting part of the project, (iii) transit coverage, including ocean marine coverage (unless insured by the supplier), and (iv) off-site coverage for any key equipment. Prior to commencing the work and whenever requested by Aireon, Contractor agrees to furnish to Aireon certificates of insurance evidencing that insurance required under this Article is in full force and effect. Contractor agrees to notify Aireon in advance of any change to any material terms and conditions of said policies of insurance which are relevant to this Agreement, and, if any such change is made without Aireon’s consent (not to be unreasonably withheld), Contractor shall be obligated to procure supplemental insurance coverage, subject to availability, to comply with the insurance obligations set forth above. Contractor shal provide certificates of insurance evidencing the above coverage is in place.

12.6      Contractor Insurance Support

Contractor, at no additional charge to Aireon, shall furnish Aireon with such information regarding a Payload as is requested by the insurers and as is customary and normal to support and assist Aireon in obtaining and maintaining a Launch and In-Orbit Insurance Policy including but not limited to: (i) providing a comprehensive presentation package on the Aireon System, including the Payloads, suitable for presentation to the space insurance brokers, underwriters or consultants; (ii) supporting Aireon with all necessary presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by Aireon; (iii) providing on a timely basis all reasonable and appropriate technical information, data and documentation; (iv) providing documentation and answers to insurer and underwriter inquiries; and (v) obtaining any agreements and other approvals that are required (e.g., those agreements and approvals required pursuant to Article 16.2.4) for Aireon’s potential insurance providers to have access to all information required by such potential providers.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

27

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

The Contractor shall ensure that full disclosure is made through the brokers to those insurance underwriters providing insurance cover in respect of any risk relating to this Agreement to the extent required and subject to appropriate confidentiality safeguards and compliance with governmental export control and security laws, regulations, policies and license conditions.

Notwithstanding Article 13.1 and Article 25.7, but subject to Article 16, Aireon may disclose this Agreement to its insurers, provided that Aireon has entered into binding agreements with such insurers that limit the disclosure and use of such Agreement on terms comparable to those contained herein.

12.7 Contractor Claims Support

Subject to Article 16 and Article 13.1, Contractor shall cooperate with and provide reasonable and customary support to Aireon in making and perfecting claims for insurance recovery and as to any legal proceeding as may be brought by Aireon associated with any claim for insurance recovery. Contractor shall furnish Aireon with any information that may be reasonably required to prepare and present any insurance claim.

ARTICLE 13 - INTELLECTUAL PROPERTY

13.1 Proprietary Information

13.1.1 Transmittal of Proprietary Information

Aireon desires to transmit to Contractor certain Proprietary Information relating to the Aireon System; and Contractor desires to transmit to Aireon certain Proprietary Information of Contractor in connection with its performance under this Agreement. The receiving Party agrees to maintain the confidentiality of the disclosing Party’s Proprietary Information and not disclose such information to any third party, except as authorized by the disclosing Party in writing, for a period of [***].

13.1.2 Use of Proprietary Information

The receiving Party shall use Proprietary Information of the disclosing Party only for [***] or [***] granted by the disclosing Party to the receiving Party under this Agreement and for no other purpose.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

13.1.3 Protection of Proprietary Information

The receiving Party agrees to restrict disclosure of the disclosing Party’s Proprietary Information to any person or entity except to its employees, Affiliates, subcontractors, agents or contractors (who are not direct competitors of the Disclosing party), who [***], and who [***]. The receiving Party agrees that such Proprietary Information shall be [***], but in no event [***]. Receiving Party’s shall also specifically inform and train their employees of their obligations under this Article 13.

Proprietary Information received by a Party may be subject to U.S. export laws and regulations and shall not be exported directly or indirectly by the receiving Party, except as provided in Article 16. The receiving Party agrees that the disclosing Party’s Proprietary Information is and shall at all times remain the property of the disclosing Party. The receiving Party further agrees that, except as expressly provided herein, no grant under the disclosing Party’s Intellectual Property Rights is hereby given or intended, in this Article 13.1.3, including any license implied or otherwise.

13.1.4 Return of Proprietary Information

Upon termination of this Agreement, all Proprietary Information transmitted to the receiving Party by the disclosing Party in [***], and any copies thereof made by the receiving Party shall be destroyed or, at the disclosing Party’s written request, returned to the disclosing Party, except that the receiving Party shall be entitled to retain [***] in order to [***]. This shall not apply for such information which has been retained by the other Party in order to enjoy the user rights granted hereunder.

13.1.5 Confidentiality Exceptions

Notwithstanding the foregoing, the provisions of Article 13.1 shall not apply to Proprietary Information that (a) is publicly available or in the public domain at the time disclosed; (b) is or becomes publicly available or enters the public domain through no fault of the recipient; (c) is rightfully communicated to the recipient by persons not bound by confidentiality obligations with respect thereto; (d) is already in the recipient’s possession free of any confidentiality obligations with respect thereto at the time of disclosure; (e) is independently developed by the recipient; or (f) is approved for release or disclosure by the disclosing Party without restriction.

13.1.6 Disclosure to a Court

Notwithstanding anything in this Agreement to the contrary, either Party may disclose Proprietary Information in response to an order of a court or other governmental body or is otherwise required by law or regulation to be disclosed, provided that the Party making the disclosure pursuant to the order shall first have given notice to the other Party and made a reasonable effort to obtain a protective order.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

29

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

13.2 Intellectual Property Rights

13.2.1. Background Intellectual Property

All Background Intellectual Property and all Background IP Rights which are (a) created, acquired or otherwise obtained [***], or (b) developed [***], shall remain the sole and exclusive property of the Party who developed and owned such Background Intellectual Property and Background IP Rights. Contractor hereby grants to Aireon a fully-paid, royalty-free, worldwide, non-exclusive, license right to, either directly, or through its duly authorized agents, representatives, and subcontractors, [***] any of Contractor’s Background IP Rights and Background IP provided, delivered, or utilized under this Agreement for [***]. Except as provided in Article 13, no other rights expressed or implied are granted to Contractor’s Background IP. The Contractor’s Background IP is detailed in Exhibit F of this Agreement. The Parties agree that, if necessary, Exhibit F may be updated as needed during the Term of the Agreement.

Aireon agrees that a violation of this License would cause irreparable injury to Contractor, and that Contractor shall be entitled, in addition to any other rights and remedies it may have, at law or in equity, to seek an injunction enjoining and restraining Aireon from doing or continuing to do any such act and any other violations or threatened violations this License.

THE PARTIES AGREE THAT THE INTELECUTAL PROPERTY LICENSES HEREIN TERMINATE IF THE PARTIES TERMINATE THIS AGREEMENT PURSUANT TO ARTICLE 17. UPON TERMINATION, CONTRACTOR SHALL HAVE THE RIGHT TO [***], AND AIREON SHALL IMMEDIATELY [***] AND [***].

For purposes of clarity, Contractor acknowledges and agrees that Aireon retains ownership of: (a) all of Aireon’s Proprietary Information; and (b) any [***]; and (c) Aireon Background IP and Background IP Rights (“Aireon Property”). No right or license in such Aireon Property is granted to the Contractor regarding such Aireon Property, except as necessary to perform the Contractor’s obligations under this Agreement.

13.2.2 Foreground IP ([***] Ownership and License)

Aireon and Contractor agree that all Foreground IP created by, or on behalf of, Contractor whether or not patentable, shall be [***].

All Foreground IP shall constitute [***]. If [***] may be entitled to claim any other ownership interest in any of the Foreground IP, [***] hereby [***], under patent, copyright, trade secret and trademark law, in perpetuity or for the longest period otherwise permitted by law. [***] agrees to grant to [***] a fully paid, royalty free, non-exclusive, world-wide, irrevocable (except [***]) and non-transferable right and license to use Foreground IP, with right to sublicense such right and license to Use to its Subcontractors/Affiliates only to the extent necessary to (i) [***] and (ii) [***]. No other right or license in such Foreground IP is granted to [***] without the prior written consent of [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

13.2.3 Additional Assistance to [***]

To the extent of the rights assigned herein, [***] will sign any necessary documents and will otherwise reasonably assist [***], at [***] expense, in obtaining [***]. [***] will sign any necessary documents and will otherwise assist [***], at [***] expense, in [***]. At no additional cost except for reasonable out-of-pocket expenses, [***] shall execute any documents reasonably requested by [***] and shall perform any and all further acts reasonably deemed necessary or desirable by [***] to [***]. If [***] fails to do so, [***] hereby authorizes [***]. [***] agrees to obtain [***], from any subsidiary, subcontractor, or employee who creates, either in whole or part. [***] shall not [***] covering any of the [***].

13.2.4 Waiver of [***]

To the extent permitted by law, [***] waives any [***] to the [***], such as [***].

13.2.5 Alternative Grant of [***]

If [***] has any right to the [***] or [***] that cannot be [***] or [***], or if any [***] or [***] is found to not be [***] or otherwise [***] as contemplated above, [***] grants to [***], for the life of the relevant [***] under applicable law the non-exclusive right [***] for all purposes except for those activities that [***]. (to be specified).

13.3 Indemnification

Contractor agrees that it shall, at its own expense and at its option, indemnify, defend or settle any claim, suit, or proceeding brought against Aireon or any customer of Aireon, based on an allegation that the product or services furnished under this Agreement constitute a [***] infringement of any patent, mask work, copyright or any other intellectual property right. Contractor’s obligations to defend and indemnify Aireon and the other persons referred to above are subject to Contractor being given (i) [***], (ii) all [***], and (iii) the right to [***]. This obligation shall be effective only if [***]. In the event of such notice, suit or action, Contractor shall at its sole option and its own expense, either: (a) [***]; or (b) [***]; or (c) [***]; or (d) If none of the above is reasonably available, [***].

The foregoing indemnity does not apply to the following: (1) [***]; (2) [***]; (3) [***]. The foregoing states the entire liability of Contractor with respect to violation of third party intellectual property rights in connection with products furnished under this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 14 - CHANGES

14.1 Change Orders

Aireon may issue written change orders at any time or request a change to the work required by this Agreement such as additions or reductions in scope to the work required by this Agreement; revising the SOW, drawings, designs, materials or specifications; delaying, extending or otherwise changing the time or place of delivery; or extending the performance of the work, all within the general scope of this Agreement. Contractor will use reasonable efforts to mitigate all impacts and costs to Aireon resulting from such changes.

Within 10 business days of receipt of such change order, Contractor shall notify Aireon, if Contractor accepts the change order, or if modifications are required. If a modification to this Agreement is required then Contractor will provide a proposal to Aireon setting forth the required modifications as described in Article 14.2 below. Such change orders shall be signed by authorized representatives of Aireon according to Article 23.

14.2 Equitable Adjustments

Contractor shall use its commercially reasonable efforts to mitigate all costs or delays resulting from Aireon’s change order request. If after such efforts Contractor determines that the change will cause an increase or decrease in the cost of, or the time required for, performance under this Agreement, or otherwise affects any other provisions of this Agreement, whether expressly changed or not changed by any such change order by Aireon, Contractor shall provide Aireon a Time and Materials (T&M) Proposal for changes estimated at less than or equal to [***] U.S. dollars ($[***]). Contractor shall provide hours and price per labor category, consistent with the Time and Material rate table (Exhibit G). Contractor will provide a task list and cost details for travel, material, subcontracts, and other direct costs, as applicable for any particular change. Contractor will also provide backup data for the monthly invoices, once a change is authorized, to include actual labor hours incurred, as well as actual costs for travel, material, subcontracts, and other direct costs, as applicable from our Government-approved accounting system. The Contractor will propose a Firm Fixed Price (FFP) proposal for changes estimated to be greater than [***] U.S. dollars ($[***]). Contractor will provide a task list, Non-Recurring Engineering (NRE) and Recurring Engineering (RE) costs with its FFP proposal within [***] days from the date of receipt by Contractor of the notification of such intended change.

If Aireon accepts Contractor’s proposal pursuant to a change order request, Aireon shall so notify Contractor in writing and the Parties shall execute any necessary amendment to this Agreement at which time Contractor shall commence work associated with the agreed upon change.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 15 - STOP WORK ORDER

15.1 Stop Work Order Notice

Aireon may, at any time, by written notice to Contractor (“the Stop Work Order”), direct Contractor to suspend performance of any portion of the work pending further notice and instructions from Aireon. Such Stop Work Order shall specify the reason for the Stop Work Order, the portion of work and, as applicable, the Deliverables, including Services or data for which associated work is to be suspended, the date of suspension and the estimated duration of the suspension. Upon receiving any such Stop Work Order, Contractor shall promptly suspend further performance of the work to the extent specified, and during the period of such suspension, shall protect all work-in-process and materials, supplies, and equipment Contractor has on hand for performance of the work.

15.2 Period of Stopped Work

Aireon may, at any time during the period of time in which a Stop Work Order is in effect, either: (a) direct Contractor to resume performance of the work by written notice to Contractor, and Contractor shall resume diligent performance of the work, provided that (i) the Delivery schedule is adjusted to reflect the suspension of the work and the time required by Contractor to recommence performance, (ii) other affected provisions of this Agreement shall be adjusted, and (iii) Contractor is compensated for costs associated with the stop work order and subsequent start-up; or (b) terminate this Agreement pursuant to Article 17. The period for any such Stop Work Order shall not exceed [***] calendar days

15.3 Equitable Stopped Work Compensation

Contractor shall provide a Firm Fixed Price Proposal summarizing costs associated with the stop work notice and, if applicable, resumption of work. The parties agree to negotiate the proposal in good faith. Payment terms shall be net thirty in accordance with Article 7.3.

ARTICLE 16 - LAWS AND REGULATIONS COMPLIANCE

16.1 General

Except as provided for otherwise under this Agreement, each Party shall, at its expense, perform its obligations hereunder in accordance with all applicable laws, regulations, and policies of any federal, state, local, or foreign government and the conditions of all applicable federal, state, local, or foreign government approvals, permits, or licenses.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

16.2 Export and Other Regulations

16.2.1 Compliance with Laws

This Agreement and transactions hereunder are subject to applicable laws, regulations or orders governing or restricting the export of Products, repaired items, replacement equipment, Proprietary Information, related technical data or information or any direct product thereof.

(a)	Aireon and Contractor will:

(i) comply with all such laws, regulations and orders to the extent that they are applicable to Aireon or Contractor; and

(ii) not export or re-export Proprietary Information, related technical information or any direct product thereof to any country for which the United States require an export license or other government approval, without first assuring that such license or governmental approval has been obtained; and

(iii) not export or re-export to any country to which transactions are prohibited by the U. S. Governments.

(b)	Violation of the obligations of this Article shall constitute just cause for immediate termination of this Agreement by the non-violating Party without liability to the violating Party.

(c)	Neither Party shall be in breach of this Agreement if any export license necessary cannot be obtained from the relevant authorities, provided that commercially reasonable efforts have been made by the responsible Party to acquire such export licenses.

16.2.2 Export Approvals

Contractor and Aireon will as necessary apply for export approval(s) jointly (e.g., third-party TAA) or on their own behalf for any export or re-export required hereunder. The Parties shall cooperate with each other to ensure Export Regulation compliance.

16.2.3 Effects of Approvals

The issuance of such approval and any other governmental approval for export or re-export shall constitute a condition precedent to either Party’s obligations under this Article.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

34

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

16.2.4 Required Permits

Contractor will obtain all licenses and approvals required under and will otherwise comply with all laws governing.

16.2.5 Corrupt Practices

Contractor will comply with the U.S. Foreign Corrupt Practices Act and will not use any payment or other benefit derived from Aireon to offer, promise or pay any money, gift or any other thing of value to any person for the purpose of influencing official actions or decisions affecting the Agreement.

16.2.6 Boycott

Contractor will use its best efforts to not, directly or indirectly, take any action that would cause Aireon to be in violation of United States anti-boycott laws under the United States Export Administration Act or the United States Internal Revenue Code, or any regulation thereunder.

16.3 Inter-Party Waiver of Liability

16.3.1 Launch Services Agreement Inter-Party Waiver

In the event that Contractor performs Work at a Launch Site, Contractor hereby agrees to be bound by the no-fault, no-subrogation inter-party waiver of liability and related indemnity provisions required by the Launch Services Agreement with respect to each launch of a Satellite and to cause its contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Agreement and any other person having an interest in any Payload (including customers of Contractor) to accede to such waiver and indemnity, which in every case shall include claims against any Launch Services Provider, Host and its Associate Contractors and Subcontractors at any tier (including suppliers of any kind) and any provider of Other Payloads. Contractor shall execute and deliver any instrument that may be reasonably required by any Launch Services Provider to evidence Contractor's agreement to be bound by such waivers.

16.3.2 Indemnity Related to the Inter-Party Waiver of Liability

Contractor shall indemnify and hold harmless Aireon and/or its Associate Contractors and Subcontractors at any tier (including suppliers of any kind) and the provider of Other Payloads from and against any claim made by Contractor and/or any of its contractors and subcontractors (including suppliers of any kind) that are involved in the performance of this Agreement, or by any person having an interest in any Payload (including customers of Contractor), or by insurer(s), resulting from the failure of Contractor to waive any liability against, or to cause any other person Contractor is obligated to cause to waive any liability against, any Launch Services Provider, Aireon and its other Associate Contractors and Subcontractors at any time (including suppliers of any kind) and the provider of Other Payloads. Contractor shall execute and deliver any instrument that may be reasonably required by the Launch Services Provider to evidence Contractor's agreement to be bound by such indemnifications.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

35

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

16.4 Type and Government Approvals

All Products and Services purchased by Aireon from Contractor shall fully comply with and include the approval to import, export and be operated in accordance with all in-country government laws and regulations.

16.5 Support Efforts

Contractor shall, at no additional cost to Aireon or Host, perform technical analyses, generate technical reports, and prepare technical inputs for applications and other regulatory and International Telecommunication Union (ITU) filings, and conduct tests and/or certifications required by the U.S. Government (USG), any regulatory agency, or the ITU, to support USG and other licensing and regulatory requirements and ITU requirements applicable to the Products and Services purchased hereunder.

Specific support efforts shall include, but are not limited to: (a) preparing technical inputs required by USG licensing or other regulatory requirements and ITU requirements; (b) producing the necessary documentation, if any, needed to obtain approvals from the USG and other government entities, included but not limited to [***]; (c) all activities necessary to secure USG approvals for encryption and decryption; and (d) attending technical interchange meetings at Host’s request.

Contractor shall exercise reasonable best efforts in support of the preparation and prosecution of Host’s ITU filings, including without limitation in support of the preparation, submission, prosecution and maintenance (including attendance at any related meetings, multilateral or bilateral) of such ITU filings and radio frequency coordination efforts, and upon Host’s request, Contractor shall exercise reasonable best efforts in support of Host’s efforts to obtain all licenses, permits, and authorizations required by any regulatory agency or the ITU.

In the event any of the above effort requires the Contractor to expend unreasonable cost (at the sole determination of the Contractor), the Contractor shall notify Aireon in writing in advance of expending said cost and shall proceed in accordance with Article 14, Changes.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

36

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 17 - TERMINATION

17.1 Termination of the Agreement

17.1.1 Termination for Default

Either Party may terminate this Agreement if the other Party breaches a material obligation under this Agreement and such breach continues uncured for a period of [***] after written notice or (if the Parties mutually agree that the breach is not one which is capable of being cured within [***]) the breaching Party or its Affiliate has failed to commence to cure the breach within [***] from the notice or failed to continue to do so diligently, or in any event, if the breach is not cured within [***].

17.1.2 Termination for Convenience

Aireon may terminate this Agreement at any time for its convenience upon providing a written notice to Contractor no less than [***] prior to the effective date of such termination. After such termination for convenience, neither Party shall have any further obligation(s) to the other under this Agreement except for payment or performance of any payments or obligations which are still due and outstanding as of the date of such termination or for any other obligations which expressly survive the termination of this Agreement.

17.2 Consequences of Default Termination

17.2.1 Termination by Aireon for default of the Contractor

In case of Aireon’s termination for default hereunder Aireon may take over the completion of the terminated Work by contract with a third party or otherwise and Contractor shall reimburse Aireon for additional costs and expenses in connection with such terminated work, including without limitation any additional costs Aireon incurred under the Host’s agreement with the launch provider, provided that Aireon shall use commercially reasonable efforts to mitigate such excess costs.

17.2.1 Termination by the Contractor for default of Aireon

In case of Contractor’s termination of this Agreement for Aireon’s default hereunder, Contractor has provided a Termination Liability Schedule in order to specify the costs to be recovered by Contractor. The Termination Liability Schedule may be found in Exhibit E of this Agreement. If Contractor terminates this Agreement for the default of Aireon, Aireon’s liability shall be the amount set forth in Exibit F at the date of termination, less all payments made by Aireon to Contractor up to the date of termination. As an example, if Contractor terminates this Agreement for the default of Aireon on May 14, 2014, Aireon’s aggregate termination liability shall be:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

1.	Amount from Exhibit E: [***] U.S. dollars (US$[***]) minus
2.	Amounts Paid to Date: [***] U.S. dollars (US$[***]) =
3.	Termination Due Contractor: [***] U.S. Dollars (US$[***])

17.2.2 Termination for Bankruptcy

Either Party may terminate all or any part of this Agreement by written notice to the other Party if the other Party: (i) has filed against it a petition in bankruptcy which it fails to discharge within five (5) business days of the date of filing; (ii) the other Party institutes or has instituted against it any action or proceeding whether voluntary or compulsory having for its object the winding up of the other Party, which action or proceeding is not discharged, stayed or otherwise rendered of no practical consequence within five (5) business days; (iii) the other Party becomes bankrupt or insolvent, executes a deed of assignment or deed of arrangement, and/or has any execution levied against it in respect of an unsatisfied judgment of a court; or (iv) the other Party is placed under official management or carries on its business under a receiver, trustee or manager for the benefit of its creditors. For purposes of calculating termination charges due to the other Party pursuant to termination under this Article 17.2.2, such termination shall be treated as a termination for default by the other Party.

17.3 Disposition of Work

At the time of payment by Aireon to Contractor of the termination liability amounts due under this Article and Exhibit E, subject to applicable U.S. Government export laws and license conditions, Aireon may direct Contractor to transfer to Aireon or any Affiliate, agent or representative of Aireon, in the manner and to the extent directed by Aireon, title to and risk of loss and possession of any items comprising the work terminated (including all work-in-process parts and materials, all inventories, licenses, and associated warranties but not including any portion of the work to which Contractor would not have otherwise been obligated to transfer title hereunder had this Agreement been completed). Contractor shall, upon direction of Aireon, protect and preserve property at Aireon’s expense in the possession of Contractor or its suppliers in which Aireon has an interest and shall facilitate access to and possession by Aireon of items comprising all or part of the work terminated. Alternatively, Aireon may request Contractor to make reasonable efforts to re-use or sell such items and, in the case of work Contractor can re-use, Contractor shall remit the mutually agreed cost of all such items to Aireon, and, in the case of sold items, remit any sales proceeds to Aireon less a deduction for Actual Costs of disposition reasonably incurred.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 18 – GROUND STORAGE

18.1 Storage.

In the event that any Payload(s) are placed in storage, all storage costs, including insurance, shall be borne by the Contractor. All costs for periodic Payload storage testing, re-verification testing, delta PPSRR testing, re-furbishing, and re-work, and all other costs associated with the testing and maintenance set forth in the Payload Packaging, Shipment and Storage Plan shall be borne byAireon.

18.2 Title and Risk of Loss

With respect to each Payload, title and risk of loss to a Payload delivered to storage shall remain with Aireon at the storage site for storage during the Term of the Agreement.

18.3 Notification of Intention to Launch a Previously Stored Payload

In the event a Payload is placed in storage, Aireon shall notify Contractor in writing when the Payload should be removed from storage and delivered to the AIT Subcontractor’s facility. This notification must be received by Contractor not less than [***] days prior to the scheduled shipment date to the AIT Subcontractor’s facility.

ARTICLE 19 - FORCE MAJEURE

Neither Party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, such as, without implied limitation: natural catastrophes, governmental acts or omissions including non-approval of an export license, change of or implementation of new laws or regulations, labor strikes or difficulties, transportation stoppages or slowdowns or the inability to procure parts or materials, such delay nevertheless shall not be excusable if the parts or materials were obtainable from other sources in sufficient time. If any force majeure condition occurs, the Party delayed or unable to perform shall give immediate notice to the other and shall proceed with reasonable diligence to remedy the consequences of the force majeure event.

Notwithstanding the foregoing, in the event the supplying Party is delayed in delivery of Deliverable as a result of an event of force majeure for a period of more than three (3) months, the other Party may terminate this Agreement and shall have the rights and obligations set forth in Article 17 upon such termination.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 20 - DISPUTES RESOLUTION

20.1 Escalation

Each Party agrees that any dispute between the Parties relating to this Agreement will first be submitted in writing to a panel of two senior executives of Contractor and Aireon, who will promptly meet, in person or by teleconference, and confer in an effort to resolve such dispute. Each Party’s executives will be identified by notice to the other. Any agreed decisions of the executives will be final and binding on the Parties. In the event the executives are unable to resolve any dispute within [***] days after submission to them, either Party may then refer such dispute to arbitration in accordance with Article 20.2 hereunder.

20.2 Resolution by a Court of Law

Any controversy or claim arising out of or relating to this Agreement or the existence, validity, breach or termination thereof, whether during or after its term, and which cannot be settled through consultation and negotiation as described in Article 20.1 above will be finally settled by a non-jury trial conducted in the State of New York.

20.3 Continuing Performance

Pending any decision, appeal, suit, or claim pursuant to this Article 20.3, the Parties agree to proceed diligently with performance of this Agreement. However, Contractor is not waiving its right to recovery by continuing to work during the resolution of the dispute and the Contractor may submit an equitable adjustment following the resolution of the dispute.

20.4 Injunctive Relief

Nothing in this Article will prevent either Party from seeking injunctive relief against the other Party from any judicial or administrative authority pending the resolution of a controversy or claim by arbitration.

ARTICLE 21 - GOVERNING LAW

21.1 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, USA, without regard to its conflict of laws provisions. The parties shall specifically disclaim the U.N. Convention on Contracts for the International Sale of Goods.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE 22 - LIMITATION OF LIABILITY

22.1 Disclaimer

EXCEPT FOR CLAIMS ARISING UNDER BREACH OF CONFIDENTIALITY [***], IN NO EVENT SHALL EITHER PARTY, ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS UNDER THIS AGREEMENT BE LIABLE TO THE OTHER, WHETHER IN AGREEMENT, TORT OR OTHERWISE, FOR SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFIT OR REVENUES, LOSS OF THE USE OF EQUIPMENT OR FACILITIES, OR FOR SUBSTITUTE EQUIPMENT OR FACILITIES REGARDLESS OF WHETHER THE CLAIM OR CLAIMS THEREFORE FOUND IN CONTRACT OR TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE AND REGARDLESS OF WHETHER THE PARTY TO BE CHARGED HAS BEEN NOTIFIED OF THE POSSIBILITY OR SHOULD HAVE FORESEEN THE POSSIBILITY OF SUCH DAMAGES.

22.2 Limitation of Liability

Except with respect to claims arising from a breach of the confidentiality [***] provisions of this Agreement, each Party’s total aggregate liability to the other Party for claims arising out of or under this Agreement shall not exceed the total value of this Agreement. Neither Party will bring an action regardless of form related to Products nor Services delivered under this Agreement [***].

22.3 Indemnification

Subject to Limitation of Liability Clause 22.2, each party shall indemnify and hold harmless the other party, its affiliates, contractors and subcontractors and each of their respective officers, directors, agents employees, successors and assigns, from and against all actions, loss, liability, cost, expenses and damages (including, but not limited to, reasonable attorney’s fees and, to the extent permitted by law, any fines and penalties) arising from a party’s gross negligent acts or omission, willful misconduct or a breach of this Agreement. The indemnities set forth above are conditioned upon indemnified party providing to indemnifying party (i) [***], (ii) all [***], and (iii) the right to [***]. Indemnified party shall have the right to participate in the defense and/or settlement of such claims at indemnified party’s expense.

ARTICLE 23 - AUTHORIZED REPRESENTATIVES AND NOTICES

23.1 Authorized Representatives

The representatives of Aireon and Contractor authorized to make changes to this Agreement, to sign contractual documents, and to receive Notices under this Article are the following authorized representatives (or their designated representatives):

AIREON	CONTRACTOR
[***]	[***]
Chief Legal Officer	Contracts Manager

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

23.2 Notices

Any notice to be given hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, or per facsimile transmission, to the Parties at the following addresses:

If to Aireon:	If to Contractor:
Aireon LLC	Harris Corporation, GCSD
1750 Tysons Boulevard, Suite 1400	2400 Palm Bay Road NE
McLean, Virginia, USA 22102	Palm Bay, Florida, USA 32905
Attn: Chief Legal Officer	(Physical Address)
Tel No: [***]	P.O. Box 37
Fax No: [***]	Melbourne, Florida, USA 32902-0037 (USPS Mail Address)
Attn: [***]
Tel No: [***]
Fax No: [***]
Copy to:
Aireon LLC
2030 East ASU Circle
Tempe, Arizona 85284
Attn: [***]
Tel No: [***]
Fax No: [***]

Any notice to be provided by either Party shall be signed by an authorized representative of that Party. Either Party may change its aforementioned representatives at any time by providing written notice to the other Party.

ARTICLE 24 - ASSIGNMENT

24.1 Assignment Generally

Except as otherwise provided in this Article below, no assignment or other transfer in whole or in part of this Agreement or of any monies due or to become due hereunder shall be binding upon the other Party without written consent thereto by the other Party, which shall not be unreasonably withheld.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

24.2 Assignment to Affiliates

Notwithstanding Article 24.1 above, if either Party wishes to assign to any of its Affiliates its rights and obligations under this Agreement, such Party shall be able to do so upon providing prompt written notice to the other Party of its intended assignment to an Affiliate pursuant to this Article.

24.3 Assignment Due to Merger, Acquisition or Transfer of Assets

Notwithstanding Article 24.1 above, this Agreement may not be assigned by Aireon without the consent of the Contractor to a third party when required as the result of a merger, acquisition, re-capitalization or other similar capital event, or other legal transfer of Aireon’s partial or complete assets to such third party. Such consent shall not be unreasonably withheld.

ARTICLE 25 - GENERAL PROVISIONS

25.1 Entire Agreement

This Agreement constitutes the entire agreement between the Parties and supersedes all prior understandings, commitments, and representations with respect to the subject matter hereof.

25.2 Amendments

This Agreement may not be amended, modified, or terminated, other than as specifically provided herein, and none of its provisions may be waived, except in writing signed by an authorized representative of both Parties.

25.3 Severability

In the event any part of this Agreement is declared legally invalid or unenforceable by an authorized judicial body, this Agreement shall be ineffective only to the extent of such invalidity or unenforceability, and such invalidity or enforceability shall not affect the remaining provisions of this Agreement unless such invalidity or unenforceability affects a critical term hereof or would substantially deprive one or both of the Parties of the benefits to be realized hereunder, in which case this Agreement shall terminate upon the mutual agreement of the Parties in accordance with Article 17.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

25.4 Interpretation

This Agreement is the result of negotiation between the Parties. The Parties agree that neither Party shall be deemed to be the drafter of this Agreement, and further that in the event that this Agreement is ever construed by a court of law, such court shall not construe this Agreement or any provision of this Agreement against either Party as the drafter of this Agreement.

25.5 Relationship of the Parties

This Agreement shall not constitute, give effect to, or otherwise imply a joint venture, partnership, or formal business organization of any kind between the Parties, and the rights and obligations of both Parties shall be only those expressly set forth herein.

25.6 Independent Contractors

In performing any obligation created under this Agreement, the Parties agree that each Party is acting as an independent contractor and not as an employee or agent of the other Party. Neither Party has any authority hereunder to assume or create any obligation or responsibility, expressed or implied, on behalf or in the name of the other Party or to bind the other Party in any way whatsoever.

25.7 Release of Information

25.7.1 Written Approval

Except where required for compliance with law, neither Party shall, without the prior written consent of other, which consent shall not be unreasonably withheld: (a) use the name and trademarks of the other Party or any of its employees, or any adaptation thereof, in any publicity, advertising, press releases, marketing activities, annual reports, in-house newspapers, promotional or sales literature, or on any web site; or (b) use the other Party’s or any of its employees as a reference in any manner whatsoever to promote the Party’s products and capabilities.

25.7.2 Pre-Approval

Notwithstanding subparagraph (a) above, Aireon may use any deliverable reports prepared by Contractor, in their original form only, to seek financial investors, or in any prospectus, or in any financing application, or in public or private securities offering, or in any merger, sale or similar capital transaction, or as a part of any documents submitted to the U.S. Government or foreign governments.

Aireon shall adhere to Article 16.2, Export Regulations, and the provisions of Article 13.1, Confidential Proprietary Information.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

25.8 Waiver, Amendment or Modification

Any waiver, amendment or other modification of this Agreement shall not be effective unless made in writing and signed by both Parties. The failure by either Party to exercise any of its rights in one instance will not be deemed a waiver of such rights in the future or a waiver of any other rights under this Agreement.

25.9 Survival

Termination or expiration of this Agreement for any reason shall not release either Party from any liabilities or obligations set forth in this Agreement that remain to be performed or by their nature would be intended to be applicable following any such termination or expiration, including the following: Article 5.3 (Taxes); Article 25.10 (Independent Audit Rights); Article 16 (Compliance with Laws and Directives); Article11 (Warranties); Article 19 (Force Majeure); Article 13 (Intellectual Property Rights and Indemnity); Article 22.3 (Indemnification); Article 17 (Termination); Article 20 (Dispute Resolution); Article 22 (Limitation of Liability); Article 25.7 (Public Release of Information); Article 23 (Notices); Article 3.1.2 (Order of Precedence) and Article 25 (General).

25.10 Independent Audit Rights and Procedures

Contactor agrees that Aireon shall have the right to contract an independent auditor to audit Contractor’s applicable books and records and Actual Hours related to changes incurred under a Time & Material type proposal. Contractor shall have the right to approve the selection of the independent auditor, which approval shall not be unreasonably withheld. Under no circumstances shall the independent auditor have access to Contractor’s proprietary rate information. Contractor will keep such books and records at Contractor’s principal place of business for at least [***] following the end of the calendar quarter to which they pertain and make them available at all reasonable times for audit by an independent auditor reasonably acceptable to Aireon and Contractor. Upon request, Contractor will provide details of actual labor hours charged to internal research and development (IRAD) efforts that are attributed to Background IP development to a mutually approved third-party auditor. The independent auditor will be directed to report reasons for its findings, and the independent auditor’s findings will be binding upon Aireon and Contractor. All costs associated with any such audit shall be for the account of, and paid by, Aireon.

25.11 Parties Advised by Counsel

This Agreement has been negotiated between unrelated parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each party has been represented by legal counsel. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties, and this Agreement shall not be interpreted or construed against any party to this Agreement because that party or any attorney or representative for that party drafted this Agreement or participated in the drafting of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

This Agreement, which comprises the body of this Agreement as well as all Exhibits and other attachments specified herein, is agreed to and accepted by each Party as of the date of execution by each Party as shown below.

AIREON LLC		HARRIS CORPORATION GOVERNMENT COMMUNICATIONS SYSTEMS DIVISION

By:	/s/ Donald L. Thoma __________	By:	/s/ Janet Devlin

Name:	Donald L. Thoma __________	Name:	Janet Devlin

Title:	President & CEO __________	Title:	Sr. Contracts Manager

Date:	6/18/12 ____________________	Date:	6/19/12

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT A – STATEMENT OF WORK

Statement of Work for ADS-B Hosted Payload Development supporting the Iridium Global Aircraft Monitoring (IGAM) Project, Version [***] dated [***]

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT B – PERFORMANCE SPECIFICATIONS

1.	IGAM System Requirements Document, Document No. [***]; and

2.	IGAM Space Segment-ADS-B Payload Requirements Document No. [***].

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT C – MILESTONE PAYMENT PLAN

FIRM FIXED PRICE

Milestones and Milestone Reviews	[***]	Planned Date* (Not Due Date)	Payment Amount
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]
[***]			$114,700,000

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT D - COMPLETION CERTIFICATION

FORM OF CONTRACTOR PAYLOAD PRE- SHIPMENT

REVIEW COMPLETION CERTIFICATE

As of the date hereof, the Contractor certifies that:

(a)	The Payload [FM #] has passed all qualification and acceptance tests made to date and fully meets the requirements of the Agreement, or a written and knowing waiver has been issued and agreed by Aireon, with such Aireon approvals attached in the attached list 1;

(b)	To its best knowledge, it is not aware of any deficiencies of the Payload or any subsystem, equipment, and/or component therein, whether supplied by the Contractor or a Subcontractor, except as identified in the attached list 2 all of which have been fully investigated by the Contractor in accordance with the Contractor’s quality procedure(s) and the Contractor has acted in accordance with applicable quality procedure(s);

(c)	Any anomaly(ies)/failure(s) or deviation(s) relevant to the Payload, other Payloads or similar payloads have been identified and fully investigated and the Contractor has taken all necessary steps to eliminate the risk of such anomaly(ies)/failure(s) or deviation(s) on the Payload in accordance with the Product Assurance Plan; and

(d)	It has fully informed Aireon of the matters addressed in paragraphs (b) and (c) above.

This certificate and any information released in connection with it may be provided to Aireon’s insurance underwriters and insurance brokers.

Date	Signature of the Contractor
By its Chief Technical Officer

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT E – TERMINATION LIABILITY SCHEDULE

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT F - CONTRACT BACKGROUND INTELLECTUAL PROPERTY SUBJECT TO CONTRACT ARTICLE 13 INTELLECTUAL PROPERTY

Harris asserts for itself, or the person identified below, that the use, release or disclosure of the following technical data or computer software should be restricted:

Background Intellectual Property	Basis for assertion	Name of person asserting restrictions
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT G – TIME AND MATERIAL RATE TABLE

T&M Rates
	Engineering Overhead					Manufacturing Overhead
LBC	FY 13	FY 14	FY 15	FY 16	LBC	FY 13	FY 14	FY 15	FY 16
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Non Labor Wrap Rates
	FY 13	FY 14	FY 15	FY 16
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Contractor may update these rates annually, as a result of changes to proposed U.S.Government rates or changes to our rate structure.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT H – SAMPLE TASK ORDER FORMAT

Product and Services Agreement Number ______

TASK Order No. ___________

TASK ORDER AUTHORIZATION

Engineering Products and Services for Aireon LLC (“Aireon”)

Contractor Name and Address: __________________

Task Number __________

Title: ____________

1.0     Scope of Work/Technical Requirements: Contractor shall provide the personnel, services, materials, equipment, and facilities necessary for the proper accomplishment of the following Task: [INSERT DESCRIPTION/SOW ATTACHMENT]

2.0     Period of Performance: The anticipated period of performance is from ____ through ___.

3.0   Technical Interface: All technical interface/direction with Aireon shall be coordinated through the Aireon Technical POC identified below: Contractor will support technical Interchange meetings (TIMs) as required. Contractor technical point of contact for this activity is identified below.

4.0     Required Input Data (from Aireon to Contractor): [INSERT DESCRIPTION/REFERENCE ATTACHMENT]

5.0     Required Deliverable Data (from Contractor to Aireon): [INSERT DESCRIPTION/REFERENCE ATTACHMENT]

6.0     Price/Cost: Firm Fixed Price: [Time & Material Option as Approved by Aireon]

7.0     Deliverables/Schedule: [INSERT DESCRIPTION/REFERENCE ATTACHMENT]

8.0     Points of Contact/Key Personnel:

9.0     Special Task Order Terms and Conditions:

10.0   [OTHER]

Approvals

AIREON LLC	CONTRACTOR

By:	By:
Typed Name:	Typed Name:
Title:	Title:
Date:	Date:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

54